Prepared by and Return To:
Wanda C. Townsend
Johnston, Allison & Hord, P.A.
1065 East Morehead Street
Charlotte, North Carolina 28204

State of Florida	County of Miami-Dade

Bank of the Ozarks	Collateral Assignment of Declaration Rights

THIS COLLATERAL ASSIGNMENT OF DECLARATION RIGHTS (“Assignment”), entered into as of November 17, 2014, by TOTB Miami, LLC, a Florida limited liability company (whether one or more, “Borrower”), to and in favor of Bank of the Ozarks, an Arkansas state bank  (“Bank”).

A.  Borrower has obtained one or more loans from Bank, which loan or loans are evidenced by one or more promissory notes or other instruments, chattel paper, payment intangibles or other general intangibles, accounts, letters of credit, supporting obligations, including guarantees, loan agreements, credit agreements or any other record of an indebtedness or other obligation of Borrower to Bank (no matter how arising, whether oral, written/tangible or electronic, now existing or hereafter arising), or combinations thereof (collectively, the “Obligations” whether one or more).

B.  The Obligations are secured by one or more deeds of trust, mortgages, deeds to secure debt or security deeds from Borrower or another person, as grantor, for the benefit of Bank (collectively, the “Mortgage”), encumbering the real and personal property as therein described including the real property description on Exhibit A (“Mortgaged Property”) and are further evidenced and/or secured by other documents, instruments and agreements from Borrower or other persons to Bank (the Obligations, the Mortgage and such other documents, instruments and agreements, as the same may from time to time be amended, modified, consolidated, renewed, extended, substituted or replaced, being collectively referred to herein as the “Loan Documents”).

C.  The Mortgaged Property is subject to that certain Declaration of Condominium of Treasures on the Bay III, a Condominium, dated April 26,  2007, and recorded with the Miami-Dade County Clerk of Court in Book 25577, Page 2115, as amended, modified and/or restated from time to time (the “Condominium Declaration,” or the “Declaration”).

D.  As a condition to advancing the funds required by the Obligations, Bank has required and Borrower has agreed to assign to Bank as additional security for the Obligations certain contracts, agreements and other matters as herein set forth, including without limitation, all of Borrower’s rights under the Declaration, as a subsequent developer and/or bulk assignee, but only to the extent that Borrower actually has such rights, and without any representation or warranty of Borrower that it holds any such rights.

NOW, THEREFORE, to induce Bank to advance the sums to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby covenants and agrees with and for the benefit of Bank as set forth in the paragraphs set forth below.

Section 1.  Assignment.  As security for payment and performance of the Obligations and the Loan Documents, Borrower hereby grants a security interest in and assigns to Bank, its successors and assigns, all of Borrower’s right, title and interest in and to Borrower’s rights to develop the Mortgaged Property, Borrower’s rights (if any) as a subsequent developer or bulk assignee, as applicable, under the Declaration, and only to the extent assignable under Florida law, and Borrower’s rights to modify, amend, and to restate any declaration, or other documents or contracts relating to the Mortgaged Property including without limit the Declaration and any subsequent declarations related to the Mortgaged Property (collectively, the “Declaration Rights”), provided that all such subsequent declarations shall be approved in writing by Bank prior to being recorded.

Section 2.  Borrower’s Covenants and Agreements.  Borrower hereby covenants and warrants to Bank that it has not executed any prior assignment or pledge of any such Declaration Rights.  Borrower hereby covenants and agrees further that it will not, without the prior written consent of Bank, which shall not be unreasonably withheld, delayed or conditioned:

(a)  modify, amend or in any way change any Declaration Rights (but only to the extent that Borrower holds any such Declaration Rights); or tender or accept a surrender or cancellation of any Declaration Rights (but only to the extent that Borrower holds any such Declaration Rights);

(b)  further assign or create any other encumbrance or hypothecation of Borrower’s interest, if any, in any Declaration Rights, development documents, permits or deposits; nor

(c)  act or omit to act in any manner which would destroy or impair the benefit of this Assignment to Bank.

Section 3.  Indemnity.  Neither this Assignment nor any action or actions on the part of Bank shall constitute an assumption by Bank of any of the Declaration Rights or other obligations of Borrower under the Declaration, and Borrower shall continue to be liable for all obligations thereunder.  Borrower hereby agrees to protect, defend, indemnify and hold harmless Bank from and against any and all loss, cost, liability or expense, including but not limited to attorneys’ fees and expenses, resulting from any failure of Borrower to perform or observe, at the time and in the manner therein provided, any of the Declaration Rights and/or each of the covenants, agreements and obligations of Borrower contained in the Declaration.  Bank shall incur no liability on account of any action taken in good faith by it or on its behalf or otherwise hereunder, whether or not the same shall prove to be improper, inadequate or invalid in whole or in part; and Borrower agrees to protect, defend, indemnify and hold harmless Bank from and against any and all loss, cost, liability or expense, including but not limited to attorneys’ fees and expenses, in connection with any such action or actions.

Section 4.  License.  So long as no event of default has occurred under any of the Loan Documents, Borrower may continue to receive and exercise all of the rights, benefits and privileges under the Declaration (to the extent the same exist).  Upon delivery of written notice of default to Borrower, Bank shall have the right in its sole discretion to take in its name or in the name of Borrower or otherwise, such actions as Bank may at any time or from time to time reasonably determine to be necessary to cure any default of Borrower under the Declaration, but under no circumstances shall Bank be obligated to take such actions.  Upon any event of default under the Loan Documents, Borrower’s rights under the license granted herein shall immediately cease.

Section 5.  Successors and Assigns.  This Assignment and the agreements and undertaking of Borrower hereunder shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Bank and its successors, nominees, assignees and any purchaser of any interest in the Loan Documents.

Section 6.  Further Assurances.  The grant of collateral and other rights given herein shall not obligate the Bank to develop the Mortgaged Property nor shall the Bank assume any obligations of the Borrower or liability of the Borrower, if any, arising under or related to the Declaration Rights or the Declaration.  Borrower agrees to make, execute and deliver all such further or additional agreements, documents and other undertakings as may be necessary to satisfy the intents and purposes hereof and to perfect the assignment made hereby, and Borrower hereby covenants and agrees to facilitate in all reasonable ways Bank’s exercise of its rights under this Agreement.

Section 7.  Governing Law; Jurisdiction.  THE LOAN DOCUMENTS (INCLUDING THIS ASSIGNMENT) SHALL BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS FROM TIME TO TIME IN EFFECT EXCEPT TO THE EXTENT PREEMPTED BY UNITED STATES FEDERAL LAW; PROVIDED, HOWEVER, IF THE MORTGAGED PROPERTY IS SITUATED IN A STATE OTHER THAN TEXAS, THE ASSIGNMENT, LIEN, SECURITY INTEREST AND REMEDIAL RIGHTS PURSUANT TO THIS ASSIGNMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE MORTGAGED PROPERTY IS LOCATED. BORROWER, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN TEXAS; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY LOAN DOCUMENT BROUGHT IN THE DISTRICT COURT OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT AND DIVISION THEREOF LOCATED IN DALLAS COUNTY, TEXAS, (III) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM; AND (IV) AGREES THAT ANY LEGAL PROCEEDING AGAINST BANK ARISING OUT OF OR IN CONNECTION WITH ANY OF THIS ASSIGNMENT MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS.

[ Signature on following page ]

668927

SIGNATURE PAGE TO COLLATERAL ASSIGNMENT OF DECLARATION RIGHTS

The undersigned has executed this Assignment as of the day and year first above stated.

BORROWER

TOTB Miami, LLC, a Florida limited liability company

By:  OWENS FINANCIAL GROUP, INC.,
a California corporation
Its: Manager

By:  _________________________________
        William C. Owens, President

STATE OF ___________     §
                                                   §
COUNTY OF ___________  §

THE FOREGOING INSTRUMENT was acknowledged before me, the undersigned authority, this ____ day of ____________, 2014 by William C. Owens, as President of Owens Financial Group, Inc., a California corporation, the manager of TOTB Miami, LLC, a Florida limited liability company, on behalf of the company.  He is personally known to me or has produced ________________________ as identification.

[ S E A L ]
                                                                                          _____________________________
Notary Public, State of ___________

My Commission Expires:
                                                                                          _____________________________
______________________                                             (Printed Name of Notary Public)

668927

Exhibit A

Legal Description of Mortgaged Property

Parcel 1 (Fee Simple Estate)

Units 1A, 2A, 3A, 4A, 5A, 7A, 8A, 9A, 10A, 1B, 2B, 3B, 4B, 5B, 6B, 7B, 8B, 9B, 10B, 1C, 2C, 3C, 4C, 5C, 6C, 7C, 9C, 10C, 2D, 4D, 5D, 8D, 9D, 10D, 1E, 2E, 4E, 5E, 6E, 7E, 8E, 9E, 10E, 1F, 3F, 4F, 5F, 6F, 7F, 8F, 9F, 10F, 1G, 2G, 3G, 4G, 5G, 6G, 7G, 8G, 9G, 10G, 1H, 2H, 4H, 5H, 8H, 10H, 1J, 3J, 4J, 5J, 6J, 8J, 9J, 10J, 2KL, 3KL, 4KL, 5KL, 6KL, 7KL, 8KL, 9KL, 10KL, 3M, 5M, 6M, 7M, 8M, 9M, 10M, 1N, 3N, 5N, 8N, 9N, 10N, 1O, 2O, 3O, 5O, 6O, 7O, 8O, 9O, 10O, 1P, 2P, 3P, 4P, 5P, 6P, 7P, 8P, 9P, 10P, 2R, 3R, 4R, 5R, 6R, 7R, 8R, 9R, 10R, 1S, 2S, 3S, 5S, 6S, 7S, 8S, 9S, 10S, 1T, 2T, 3T, 4T, 5T, 6T, 7T, 8T, 9T, 10T, 1U, 3U, 4U, 5U, 6U, 7U, 8U, 9U, and 10U, TREASURES ON THE BAY III, A CONDOMINIUM, a Condominium according to the Declaration of Condominium thereof recorded in Official Records Book 25577, Page 2115, of the Public Records of Miami-Dade County, Florida, and any amendments thereto, together with their undivided share in the common elements.

Units 1EF, 2EF, 3EF, 4EF, 5EF, 6EF, 7EF, 8EF, 9EF, 10EF, 1K, 3M, 1N, 7N and 7S, TREASURES ON THE BAY II, A CONDOMINIUM, a Condominium according to the Declaration of Condominium thereof recorded in Official Records Book 23946, Page 4634, as amended by Certificate of Amendment to the Declaration of Condominium of Treasures on the Bay II, recorded in Official Records Book 25400, page 1814, of the Public Records of Miami-Dade County, Florida, and any subsequent amendments thereto, together with their undivided share in the common elements.

Parcel 3 Non-Exclusive Easement (Easement Estate)

Together with the non-exclusive easement which benefits Parcels 1 and 2 created by the Reciprocal Parking Agreement recorded in Official Records Book 4908, page 737, as amended by Amendment to Reciprocal Parking Agreement recorded in Official Records Book 5024, page 286, of the Public Records of Miami-Dade County, Florida.

668927